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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K


                               CURRENT  REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


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                              February 10, 1998
              (Date of Report (Date of Earliest Event Reported))


                          CHATEAU COMMUNITIES, INC.
            (Exact Name of Registrant as Specified in Its Charter)





       Maryland                    001-12496                  38-3132038
(State or Other Jurisdiction      (Comission                (IRS Employer
    of Incorporation)             File Number)          Identification Number)




643 So. Quebec Street, Englewood, Clorado                         80111
(Address of Principal Executive Offices)                       (Zip Code)


                                (303) 741-3707

             (Registrant's Telephone Number, Including Area Code)



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Item 5.         Other Events

        The purpose of the filing of this current report on Form 8-K by Chateau Communities, Inc. (the "Company") is to include certain additional exhibits to the Company's Registration Statement on Form S-3 (No. 333-4544) (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Exhibit numbers and Exhibits set forth below correspond to the Exhibit numbers and Exhibits included in the Registration Statement.

Item 7.         Exhibits



1.1             Form of Underwriting Agreement

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 1998


By: /s/ Tamara Fischer
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        Tamara Fischer
        Chief Financial Officer








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